Exhibit 10.3

AMENDMENT NO. 1 TO SENIOR SECURED CREDIT AGREEMENT AND

SECOND AMENDED AND RESTATED GUARANTEE AND SECURITY AGREEMENT

AMENDMENT NO. 1 dated as of July 24, 2013 (this “Amendment No. 1”) between SOLAR CAPITAL LTD., a Maryland corporation (the “Borrower”), SOLAR CAPITAL LUXEMBOURG I, a Luxembourg société à responsabilité limitée, with a share capital of USD 190,000., having its registered office at 6C, rue Gabriel Lippmann, L-5365 Luxembourg, Grand-Duchy of Luxembourg, and registered with the Registre de Commerce et des Sociétés, Luxembourg, under number B 127.949 (“Solar LuxCo”), the LENDERS and CITIBANK, N.A., as administrative agent for the lenders party to the Credit Agreement referenced below (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and as collateral agent for such lenders (in such capacity, together with its successors in such capacity, the “Collateral Agent”).

WHEREAS, the Borrower, the lenders party thereto and the Administrative Agent are parties to a Senior Secured Credit Agreement dated as of June 29, 2012 (as amended, modified and supplemented and in effect immediately prior to the effectiveness of this Amendment No. 1, the “Credit Agreement”);

WHEREAS, the Borrower, Solar LuxCo, the Collateral Agent and the Administrative Agent are parties to the Second Amended and Restated Guarantee and Security Agreement dated as of July 3, 2012 (as amended, modified and supplemented and in effect immediately prior to the effectiveness of this Amendment No. 1, the “Guarantee and Security Agreement”);

WHEREAS, the Borrower, Solar LuxCo, each of the Lenders, the Administrative Agent and the Collateral Agent desire to amend the Credit Agreement and the Guarantee and Security Agreement in order to effect the changes described below;

NOW THEREFORE, in consideration of the promises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Borrower, each of the Lenders, the Administrative Agent and the Collateral Agent hereby agrees as follows:

Section 1.	Definitions.

(a) Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

(b) References in the Credit Agreement (including references to the Credit Agreement as amended hereby) and the Guarantee and Security Agreement (including references to the Guarantee and Security Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement or the Guarantee and Security Agreement, as the case may be, in each case as amended hereby.

Section 2.	Amendments to Credit Agreement and other Loan Documents.

(a) The defined term “Applicable Margin” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Applicable Margin” means for Loans outstanding at any time (a) 1.25% per annum in the case of ABR Loans and (b) 2.25% per annum in the case of Eurocurrency Loans.

(b) The defined term “Commitment Termination Date” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Commitment Termination Date” means June 29, 2017.

(c) The defined term “Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Maturity Date” means June 29, 2018.

(d) Clause (g)(iii) of the defined term “Permitted Liens” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(iii) assets held by a custodian in favor of such custodian in the ordinary course of business, including without limitation, securing payment of fees, indemnities and other similar obligations;”

(e) Section 1.01 of the Credit Agreement is hereby amended by inserting the following new defined terms in the correct alphabetical order:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Guarantor (determined after giving effect to Section 3.11 of the Guarantee and Security Agreement and any other “Keepwell, support or other agreement” for the benefit of such Guarantor) or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any Hedging Agreement that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

(f) Section 5.01 of the Credit Agreement is hereby amended by inserting new clauses (k), (l), (m) and (n) as follows:

(k) within forty-five (45) days after the end of the first three (3) fiscal quarters of each fiscal year of the Borrower and ninety (90) days after the end of each fiscal year of the Borrower, a schedule prepared in accordance with GAAP setting forth in reasonable detail with respect to each Portfolio Investment where there has been a realized gain or loss in the most recently completed fiscal quarter, (i) the cost basis of such Portfolio Investment, (ii) the proceeds received with respect to such Portfolio Investment representing repayments of principal, and (iii) any other amounts received with respect to such Portfolio Investment representing exit fees or prepayment penalties;

(l) within forty-five (45) days after the end of the first three (3) fiscal quarters of each fiscal year of the Borrower and ninety (90) days after the end of each fiscal year of the Borrower, a schedule prepared in accordance with GAAP setting forth in reasonable detail with respect to each Portfolio Investment, (i) the aggregate amount of all capitalized paid-in-kind interest for such Portfolio Investment during the most recently ended fiscal quarter and (ii) the aggregate amount of all paid-in-kind interest collected during the most recently ended fiscal quarter;

(m) within forty-five (45) days after the end of the first three (3) fiscal quarters of each fiscal year of the Borrower and ninety (90) days after the end of each fiscal year of the Borrower, a schedule prepared in accordance with GAAP setting forth in reasonable detail with respect to each Portfolio Investment, (i) the amortized cost of each Portfolio Investment as of the end of such fiscal quarter, (ii) the fair market value of each Portfolio Investment as of the end of such fiscal quarter, and (iii) the unrealized gains or losses as of the end of such fiscal quarter; and

(n) within forty-five (45) days after the end of the first three (3) fiscal quarters of each fiscal year of the Borrower and ninety (90) days after the end of each fiscal year of the Borrower, a schedule prepared in accordance with GAAP setting forth in reasonable detail with respect to each Portfolio Investment the change in unrealized gains and losses for such quarter. Such schedule will report the change in unrealized gains and losses by Portfolio Investment by showing the unrealized gain or loss for each Portfolio Investment as of the last day of the preceding fiscal quarter compared to the unrealized gain or loss for such Portfolio Investment as of the last day of the most recently ended fiscal quarter.

(g) Section 9.02(c) of the Credit Agreement is hereby amended by adding the following parenthetical at the end of clause (1) therein:

“(and each Lender hereby consents to and authorizes the Administrative Agent and/or the Collateral Agent, as applicable, to enter into, any agreement, instrument or document acceptable to the Administrative Agent and/or the Collateral Agent, as applicable, that is necessary to terminate any Security Document that (x) exclusively covers property which is released from a Lien in accordance with the foregoing, (y) exclusively covers property which property has become subject to the Lien of the Lenders pursuant to another Security Document acceptable to the Administrative Agent or (z) no longer covers any Collateral)”

(h) The defined term “Custodian” set forth in Section 1 of the Guarantee and Security Agreement is hereby amended and restated in its entirety to read as follows:

“Custodian” means The Bank of New York, as custodian holding Portfolio Investments on behalf of the Obligors, or any successor or replacement entity (as permitted by the terms herein and in accordance with Section 10.13) in such capacity; provided that, in connection with Amendment No. 1 to Senior Secured Credit Agreement and Second Amended and Restated Guarantee and Security Agreement dated as of July 24, 2013, among the Borrower, the Administrative Agent, the Collateral Agent and the Lenders, it is anticipated that The Bank of New York will be replaced as Custodian by Citibank, N.A. and from and after such time as the transition contemplated with respect thereto is completed, Custodian shall mean Citibank, N.A. The term “Custodian” includes any agent or sub-custodian acting on behalf of the Custodian.

(i) The defined term “Guaranteed Obligations” set forth in Section 1.02 of the Guarantee and Security Agreement is hereby amended by inserting the following sentence immediately at the end thereof: “The Guaranteed Obligations shall in no event include Excluded Swap Obligations.”

(j) The defined term “Secured Obligations” set forth in Section 1.02 of the Guarantee and Security Agreement is hereby amended by inserting the following sentence immediately at the end thereof: “The Secured Obligations shall in no event include Excluded Swap Obligations.”

(k) Section 1.02 of the Guarantee and Security Agreement is hereby amended by inserting the following new defined terms in the correct alphabetical order:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Qualified ECP Guarantor” shall mean, at any time, each Guarantor with total assets exceeding $10,000,000 at such time or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under §1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Specified Loan Party” means any Guarantor that is not an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder (determined prior to giving effect to Section 3.11 of this Agreement).

(l) Section 3 of the Guarantee and Security Agreement is hereby amended by inserting the following new Section 3.11 at the end thereof:

3.11. Keepwell. Each of the Guarantors that is a Qualified ECP Guarantor at the time the Guarantee or the grant of the security interest under the Loan Documents, in each case, by any Specified Loan Party, becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under this Guarantee and the other Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Section 3.11 voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Section shall remain in full force and effect until the Obligations have been indefeasibly paid and performed in full. Each Qualified ECP Guarantor intends this Section to constitute, and this Section shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of §1a(18)(A)(v)(II) the Commodity Exchange Act.”

(m) Section 10 of the Guarantee and Security Agreement is hereby amended by inserting a new Section 10.13 at the end thereof to read as follows:

Section 10.13 Replacement Custodian. Notwithstanding anything herein or in any other Loan Document to the contrary, from time to time, the Borrower may replace the existing financial institution serving as Custodian with an alternative financial institution reasonably acceptable to the Administrative Agent. The Borrower shall deliver written notice of any such proposed replacement to the Administrative Agent at least sixty (60) days prior to the proposed date of replacement, specifying the name of the financial institution proposed to act as the Custodian; provided that, in respect of the anticipated replacement of The Bank of New York as Custodian with Citibank, N.A. contemplated in Amendment No. 1 to Senior Secured Credit Agreement and Second Amended and Restated Guarantee and Security Agreement dated as of July 24, 2013, among the Borrower, the Administrative Agent, the Collateral Agent and the Lenders, such written notice shall be at least one (1) day prior to the proposed date of replacement. In connection with any such replacement, the Borrower shall deliver, or cause to be delivered, to the Administrative Agent, any amendments, agreements, documents, instruments and legal opinions, and shall take all other actions, reasonably determined by the Administrative Agent to be necessary to comply (and to ensure compliance) with the terms and provisions of this Guarantee and Security Agreement. From and after such time as the replacement contemplated by this Section 10.13 is completed, the Custodian shall mean the applicable replacement financial institution.

(n) Annex 3 of the Guaranteed and Security Agreement is hereby deleted and replaced with the Annex 3 attached hereto as Exhibit A.

Section 3.	Change in Custodian.

In connection with this Amendment No. 1, it is anticipated that the Borrower will replace The Bank of New York as Custodian with Citibank, N.A. as contemplated by the amended definition of “Custodian” and the new Section 10.13 of the Guarantee and Security Agreement. By execution of this Amendment No. 1, the Administrative Agent, the Collateral Agent and each of the Lenders hereby consent to such replacement and all such actions (and hereby authorize the Administrative Agent to take any such actions) required to terminate or modify any existing Security Documents or any other agreements with The Bank of New York in its capacity as Custodian.

Section 4.	Commitment Termination.

(a) On the Amendment Effective Date (as defined below), the Borrower shall request, and the Lenders party hereto and listed on Exhibit B hereto agree to fund, subject to satisfaction of the conditions precedent in Section 4.02 of the Credit Agreement, Loans in the aggregate principal amounts set forth for such Lenders on such Exhibit B hereto. The proceeds of such funded Loans shall be used, and the Borrower hereby instructs the Administrative Agent to apply such proceeds, to prepay certain outstanding Loans advanced to the Borrower under the Credit Agreement, together with all interest accrued and unpaid thereon through the Amendment Effective Date.

(b) Immediately upon and after giving effect to the prepayment described in the preceding clause (a), the Commitments of the Lenders shall be as set forth on Exhibit C.

(c) With respect to the prepayment of the Loans and the reduction of Commitments as described in paragraphs (a) and (b) above, (i) the Administrative Agent hereby waives the provisions regarding notice requirements and minimum amounts in respect of any termination or reduction of Commitments provided for in Sections 2.08(b) and (c) of the Credit

Agreement and (ii) each Lender hereby waives (w) the provision regarding ratable funding of Loans set forth in Section 2.02(a) of the Credit Agreement, (x) the provisions regarding notice requirements and minimum amounts in respect of any termination or reduction of Commitments set forth in Sections 2.08(b) and (c) of the Credit Agreement, (y) the provision requiring ratable application amongst all Lenders of any Commitment reduction or termination set forth in Section 2.08(d) of the Credit Agreement and (z) the provisions requiring ratable application amongst all Lenders of all principal or interest prepaid by the Borrower set forth in Section 2.17(c) of the Credit Agreement.

Section 5.	Representations and Warranties.

The Borrower represents and warrants to the Lenders and the Administrative Agent, as of the date of this Amendment No. 1 and on and as of the Amendment Effective Date (as defined below) and immediately after giving effect to this Amendment No. 1, as follows:

(a) Authorization; Enforceability. This Amendment No. 1 has been duly authorized, executed and delivered by the Borrower and each of this Amendment No. 1 and the Credit Agreement, as amended by this Amendment No. 1, constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) No Conflict. Neither the execution, delivery and performance of this Amendment No. 1 nor the transactions contemplated herein will (i) violate any applicable law or regulation or the limited liability company operating agreement, charter, by-laws or other organizational documents of the Borrower or any of its Subsidiaries or any order of any Governmental Authority or (ii) violate or result in a default in any material respect under any Loan Document or any indenture, agreement or other instrument binding upon the Borrower or any of its Subsidiaries or assets, or give rise to a right thereunder to require any payment to be made by any such Person.

(c) Continued Security Interest. On the date of this Amendment No. 1 and after giving effect to this Amendment No. 1 and the transactions contemplated herein , the security interest created by and provided for in the Security Documents, shall constitute a valid first and prior perfected Lien on the Collateral (except that any such security interest in a Special Equity Interest may be subject to a Lien in favor of a creditor of the issuer of such Special Equity Interest as contemplated by the definition of such term in Section 1.02 of the Guarantee and Security Agreement).

(d) Representations in Loan Documents. The representations and warranties of the Borrower set forth in Article III of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except to the extent any such representation or warranty is itself qualified by materiality or reference to a Material Adverse Effect, in which case it is true and correct in all respects, subject to such qualification) on and as of the date of this Amendment No. 1 and on the Amendment Effective Date (as defined below), or, as to any such representation or warranty that refers to a specific date, as of such specific date.

(e) No Default. No Default has occurred and is continuing.

Section 6.	Conditions Precedent.

This Amendment No. 1 shall become effective as of the date (the “Amendment Effective Date”) when, and only when, each of the following conditions precedent shall have been satisfied:

(a) the Administrative Agent shall have received one or more counterparts of this Amendment No. 1 executed by the Borrower, each other Obligor and each of the Lenders;

(b) all corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment No. 1 shall be reasonably satisfactory in all respects to the Administrative Agent;

(c) a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment Effective Date) of (i) Latham and Watkins LLP, New York counsel for the Obligors and (ii) Venable LLP, Maryland counsel for the Borrower, in each case, in form and substance reasonably acceptable to the Administrative Agent;

(d) the Borrower shall have paid to each Lender who has delivered to the Administrative Agent an executed counterpart of this Amendment No. 1 the fees set forth in the Fee Letter dated as of June 28, 2013 between the Borrower and the Administrative Agent;

(e) the Borrower shall have paid to each Lender all unpaid and outstanding interest and commitment fees accrued through the Amendment Effective Date;

(f) as consideration for (i) the extension of the Maturity Date and the Commitment Termination Date and (ii) the reduction in the Applicable Margin, each as set forth in this Amendment No. 1, the Borrower shall have paid all reasonable and documented costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and expenses of counsel) and all other costs, expenses and fees then due under any Loan Document;

(g) the representations and warranties of the Borrower set forth in this Amendment No. 1 and in the other Loan Documents shall be true and correct in all material respects (except to the extent any such representation or warranty is itself qualified by materiality or reference to a Material Adverse Effect, in which case it shall be true and correct in all respects, subject to such qualification) on and as of the date of the Amendment Effective Date or, as to any such representation or warranty that refers to a specific date, as of such specific date; and

(h) on and as of the Amendment Effective Date, no Default shall have occurred and be continuing.

Section 7.	Miscellaneous.

Except as herein provided, the Credit Agreement and the Guarantee and Security Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Amendment No. 1 by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment No. 1. This Amendment No. 1 shall be construed in accordance with and governed by the law of the State of New York.

[Remainder of page intentionally left blank; signatures follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

SOLAR CAPITAL LTD.

By:	/s/ Richard Peteka
Name: Richard Peteka Title: CFO

SOLAR CAPITAL LUXEMBOURG I S.À.R.L

By:	/s/ Richard Peteka
Name: Richard Peteka
Title: CFO

[Signature Page to Amendment No. 1]

CITIBANK, N.A., as Administrative Agent, as Collateral Agent and as a Lender

By:	/s/ Alexander Duka
Name: Alexander Duka Title: Managing Director

[Signature Page to Amendment No. 1]

LENDERS:

BANK OF MONTREAL

By:	/s/ Catherine Blaesing
Name: Catherine Blaesing Title: Vice President

[Signature Page to Amendment No. 1]

LENDERS (continued):

DEUTSCHE BANK AG, NEW YORK BRANCH

By:	/s/ Dusan Lazarov
Name: Dusan Lazarov Title: Director

By:	/s/ Mary Kay Coyle
Name: Mary Kay Coyle Title: Managing Director

[Signature Page to Amendment No. 1]

LENDERS (continued):

JPMORGAN CHASE BANK, N.A.

By:	/s/ Matthew Griffith
Name: Matthew Griffith Title: Executive Director

[Signature Page to Amendment No. 1]

LENDERS (continued):

MORGAN STANLEY BANK, N.A.

By:	/s/ Kelly Chin
Name: Kelly Chin Title: Authorized Signatory

[Signature Page to Amendment No. 1]

LENDERS (continued):

Executed solely with respect to Section 4:

ROYAL BANK OF CANADA

By:	/s/ Rahul D. Shah
Name: Rahul D. Shah
Title: Authorized Signatory

[Signature Page to Amendment No. 1]

LENDERS (continued):

SUNTRUST BANK

By:	/s/ Doug Kennedy
Name: Doug Kennedy
Title: Vice President

[Signature Page to Amendment No. 1]

LENDERS (continued):

GOLDMAN SACHS BANK USA

By:	/s/ Mark Walton
Name: Mark Walton Title: Authorized Signatory

[Signature Page to Amendment No. 1]

LENDERS (continued):

ING CAPITAL LLC

By:	/s/ Patrick Frisch
Name: Patrick Frisch Title: Managing Director

[Signature Page to Amendment No. 1]

LENDERS (continued):

EVERBANK COMMERCIAL FINANCIAL, INC.

By:	/s/ John Dale
Name: John Dale Title: Managing Director

[Signature Page to Amendment No. 1]

EXHIBIT A

ANNEX 3

LIST OF CASH AND SECURITIES ACCOUNTS AND COMMODITY ACCOUNTS

Cash & Securities Accounts

Intermediary	Name of Account	Account Number
The Bank of New York	Solar Capital Ltd.	350954
The Bank of New York	Solar Capital Ltd.	3509548400
The Bank of New York	Solar Capital Ltd.	3509549780
The Bank of New York	Solar Capital Ltd.	3509548260
The Bank of New York	Solar Capital Ltd.	3509540360
The Bank of New York	Solar Capital Ltd.	3509541240

The Bank of New York	Solar Capital Luxembourg I S.à.r.l.	350959
The Bank of New York	Solar Capital Luxembourg I S.à.r.l.	3509598400
The Bank of New York	Solar Capital Luxembourg I S.à.r.l.	3509599780
The Bank of New York	Solar Capital Luxembourg I S.à.r.l.	3509598260

Commodity Accounts

None

EXHIBIT B

Lender	Euro Syndicated Loans	Canadian Dollar Syndicated Loans		US Dollar Syndicated Loans
Citibank, N.A.	€245,983.94	CA$	452,452.81	$816,387.56
JPMorgan Chase Bank, N.A.	€245,983.94	CA$	452,452.81	$816,387.56
SunTrust Bank	€245,983.94	CA$	452,452.81	$816,387.56
Goldman Sachs Bank USA	€163,989.29	CA$	301,635.21	$544,258.38
ING Capital LLC	€49,196.79	CA$	90,490.56	$163,277.51
Morgan Stanley Bank, NA	€163,989.29	CA$	301,635.21	$544,258.38
Deutsche Bank, AG	€131,191.43	CA$	241,308.16	$435,406.70
EverBank Commercial Financial Inc.	—		—	$272,129.17
Bank of Montreal	€114,792.50	CA$	211,144.64	$380,980.86
TOTAL	€1,361,111.11	CA$	2,503,572.21	$4,789,473.68

EXHIBIT C

Lender	Multicurrency Commitment	Dollar Commitment	Term Commitment
Citibank, N.A.	$75,000,000	—	—
JPMorgan Chase Bank, N.A.	$75,000,000	—	—
SunTrust Bank	$75,000,000	—	—
Goldman Sachs Bank USA	$50,000,000	—	—
ING Capital LLC	$15,000,000	—	$35,000,000
Morgan Stanley Bank, NA	$50,000,000	—	—
Deutsche Bank, AG	$40,000,000	—	—
EverBank Commercial Financial Inc.	$0.00	$25,000,000	$15,000,000
Bank of Montreal	$35,000,000	—	—
TOTAL	$415,000,000	$25,000,000	$50,000,000